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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   September 4, 1997
                                                 ----------------------


                        Global Diamond Resources, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Nevada                         0-21635                 33-0213535
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


       836 Prospect Street, Suite 2B, La Jolla, California         92037
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (619) 459-1928
                                                   ------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 5.  OTHER EVENTS.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 8.  CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      In September 1997, the Company issued a total of 715,385 shares of Common Stock pursuant to Regulation S under the Securities Act of 1933 ("1933 Act"). The Company issued 100,000 shares of Common Stock in consideration of services rendered and 615,385 shares of Common Stock as partial consideration for certain mining plant and equipment. There were no underwriters involved in either transaction. In addition, the Company reports hereby that by way of its Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997, the Company had reported the sale of 210,000 shares of Common Stock pursuant to Section 4(2) of the 1933 Act, when, in fact, the shares had been issued pursuant to Regulation S under the 1933 Act. As previously reported, those shares were issued in consideration of consulting services rendered and no underwriters were involved in the transaction.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Global Diamond Resources, Inc.
                                   (Registrant)


Date:  November 10, 1997           By:  /s/ MERVYN MCCULLOCH
                                      -----------------------------------------
                                      Mervyn McCulloch, Chief Financial Officer



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